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                                                               Exhibit 23.3

                           Independent Auditors

The Board of Directors

Contigo Software, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP

San Diego, California

March 30, 2000

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